EXHIBIT 10.2
SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of March 23, 2007, by and among RANGE RESOURCES CORPORATION, a Delaware corporation (“Borrower”), certain Subsidiaries of Borrower as Guarantors, JPMORGAN CHASE BANK, N.A., a national banking association as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”), and each of the Lenders which is a party to the Credit Agreement (defined below).
WITNESSETH:
     WHEREAS, Borrower, Guarantors, Administrative Agent and the Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of October 25, 2006 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated March 12, 2007 (the “First Amendment”), and as further amended, modified and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders made a revolving credit facility available to Borrower; and
     WHEREAS, Borrower has requested that Administrative Agent and the Lenders amend the Credit Agreement to (a) permit the Borrower to incur additional unsecured subordinated Indebtedness in the amount of $250,000,000 on terms and conditions substantially similar to the Senior Subordinated Notes outstanding on the date hereof and (b) increase the Aggregate Commitment by $100,000,000, and Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, the parties agree to amend the Credit Agreement as follows:
     1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings ascribed to such terms in the Credit Agreement.
     2. Amendments to Credit Agreement.
     2.1 Amended Definitions. The following definition set forth in Section 1.01 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
“Senior Subordinated Notes” means (i) the 7 3/8% Senior Subordinated Notes due 2013, issued pursuant to the Indenture, (ii) the 6 3/8% Senior Subordinated Notes due 2015, issued pursuant to the Indenture, (iii) the 7 1/2% Senior Subordinated Notes due 2016, issued pursuant to the Indenture and (iv) additional senior unsecured subordinated notes issued after the Second Amendment Effective Date and prior to October 1, 2007 that have a scheduled maturity no earlier than six months after the Maturity Date and are on substantially the same terms and conditions, including the subordination terms, as the Indenture.
SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED AGREEMENT

     2.2 Additional Definition. Section 1.01 of the Credit Agreement shall be and it hereby is amended by adding the following definition in correct alphabetical order:
“Second Amendment Effective Date” means the date the Second Amendment to Third Amended and Restated Credit Agreement becomes effective.
     2.3 Indebtedness Under the Senior Subordinated Notes. Effective as of the Second Amendment Effective Date, Section 7.01(h) of the Credit Agreement is hereby amended to read in its entirety as follows:
     (h) Indebtedness under the Senior Subordinated Notes in an aggregate principal amount not exceeding $850,000,000 at any time outstanding and extensions, renewals, replacements and refinancing of any such Indebtedness that does not exceed the maximum principal amount permitted under this clause (h) as of the date of such extension, renewal, replacement or refinancing; provided that any documentation which replaces the Senior Subordinated Notes and pursuant to which the Senior Subordinated Notes are refinanced does not contain, either initially or by amendment or other modification, any material terms, conditions, covenants or defaults other than those which then exist in the Indenture and the Senior Subordinated Notes or which could be included in the Indenture or the Senior Subordinated Notes by an amendment or other modification that would not be prohibited by the terms of this Agreement; and
     2.4 Increase in the Aggregate Commitment. Notwithstanding anything to the contrary in Section 2.03 of the Credit Agreement, effective as of the Second Amendment Effective Date, the Aggregate Commitment shall be $900,000,000, and Schedule 2.01 of the Credit Agreement shall be and it hereby is amended and replaced in its entirety with Schedule 2.01 attached hereto.
     3. Redetermined Borrowing Base. This Amendment shall constitute a notice of the redetermination of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement and Administrative Agent hereby notifies Borrower that, as of the Second Amendment Effective Date the redetermined Borrowing Base is $1,200,000,000 until the next redetermination of the Borrowing Base pursuant to Article III of the Credit Agreement.
     4. Binding Effect. Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Lenders.
     5. Second Amendment Effective Date. This Amendment shall be effective upon the satisfaction of the conditions precedent set forth in Section 7 hereof (the “Second Amendment Effective Date”).
SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED AGREEMENT

2

     6. Conditions Precedent. The obligations of Administrative Agent and the Lenders under this Amendment shall be subject to the following conditions precedent:
          (a) Execution and Delivery. Borrower and each Guarantor shall have executed and delivered this Amendment to Administrative Agent;
          (b) Payment of Fee. Borrower shall have paid to Administrative Agent, for the ratable benefit of the Lenders, a fee in an amount equal to 0.15% of the $100,000,000 increase in the Aggregate Commitment.
          (c) Representations and Warranties. The representations and warranties of the Credit Parties under this Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);
          (d) No Default. No Default shall have occurred and be continuing;
          (e) Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
     7. Representations and Warranties. Each Credit Party hereby represents and warrants that (a) except to the extent that any such representations and warranties expressly relate to an earlier date, all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment, (b) the execution, delivery and performance by such Credit Party of this Amendment have been duly authorized by all necessary corporate, limited liability company or partnership action required on its part, and this Amendment and the Credit Agreement are the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms, except as their enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, and (c) no Default or Event of Default has occurred and is continuing.
     8. Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrower, the Lenders, and the Administrative Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED AGREEMENT

3

     9. WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT AND TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.
     10. Guarantors. The Guarantors hereby consent to the execution of this Amendment by the Borrower and reaffirm their guaranties of all of the obligations of the Borrower to the Lenders. Borrower and Guarantors acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Lenders constitute valid and existing obligations in favor of the Lenders. Borrower and Guarantors each confirm and agree that (a) neither the execution of this Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and the Guarantors under the Loan Documents, and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Credit Agreement the due and punctual payment and performance of any and all amounts and obligations owed to the Lenders under the Credit Agreement or the other Loan Documents.
[Remainder of page blank. Signature pages follow]
SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED AGREEMENT

4

     IN WITNESS WHEREOF, the parties have caused this Amendment to the Credit Agreement to be duly executed as of the date first above written.

BORROWER: RANGE RESOURCES CORPORATION
By:
Roger S. Manny, Senior Vice President

GUARANTORS:

RANGE ENERGY I, INC.
RANGE HOLDCO, INC.
RANGE PRODUCTION COMPANY
RANGE ENERGY VENTURES CORPORATION
GULFSTAR ENERGY, INC.
RANGE ENERGY FINANCE CORPORATION
PMOG HOLDINGS, INC.
PINE MOUNTAIN ACQUISITION, INC.
PINE MOUNTAIN OIL AND GAS, INC.
RANGE OPERATING NEW MEXICO, INC.
RANGE OPERATING TEXAS, LLC
STROUD ENERGY GP, LLC
STROUD ENERGY MANAGEMENT GP, LLC

By:
Roger S. Manny, Senior Vice President of all of
the foregoing Credit Parties

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED AGREEMENT
Signature Page

GREAT LAKES ENERGY PARTNERS, L.L.C
By:	RANGE HOLDCO, INC., Its member
RANGE ENERGY I, INC., Its member

By:
Roger S. Manny, Senior Vice President of each of
the foregoing members

RANGE PRODUCTION I, L.P.,
By:	RANGE PRODUCTION COMPANY, Its general partner

By:
Roger S. Manny, Senior Vice President

RANGE RESOURCES, L.L.C.
By:	RANGE PRODUCTION COMPANY, Its member
RANGE HOLDCO, INC., Its member

By:
Roger S. Manny, Senior Vice President of each of
the foregoing members

STROUD ENERGY LP, LLC,
By:
Thomas M. Strauss, Manager

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED AGREEMENT
Signature Page

STROUD ENERGY, LTD.,
By:	Stroud Energy Management GP, LLC, Its general partner

By:
Roger S. Manny, Senior Vice President

STROUD OIL PROPERTIES, L.P.,
By:	Stroud Energy GP, LLC, Its general partner

By:
Roger S. Manny, Senior Vice President

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED AGREEMENT
Signature Page

JPMORGAN CHASE BANK, N.A., (successor by merger to Bank One, N.A. (Illinois) as Administrative Agent and a Lender
By:
Wm. Mark Cranmer, Senior Vice President

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED AGREEMENT
Signature Page

BANK OF SCOTLAND, as a Lender

By:
Name:
Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED AGREEMENT
Signature Page

CALYON NEW YORK BRANCH, as a Syndicated Agent and a Lender

By:
Name:
Title:

By:
Name:
Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED AGREEMENT
Signature Page

COMPASS BANK, as a Lender

By:
Name:
Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED AGREEMENT
Signature Page

BANK OF AMERICA, N.A., as a Documentation Agent and a Lender

By:
Name:
Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

FORTIS CAPITAL CORP., as a Documentation Agent and a Lender

By:
Name:
Title:

By:
Name:
Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

NATEXIS BANQUES POPULAIRES, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

COMERICA BANK, as a Lender

By:
Name:
Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

CAPITAL ONE, N.A. (f/k/a Hibernia National Bank), as a Lender

By:
Name:
Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

AMEGY BANK N.A. (f/k/a Southwest Bank of Texas N.A.), as a Lender

By:
Name:
Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

BMO CAPITAL MARKETS FINANCING, INC. (f/k/a HARRIS NESBITT FINANCING, INC.), as a Syndication Agent and a Lender

By:
Name:
Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

KEY BANK, as a Lender

By:
Name:
Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:
Name:
Title:

By:

Name:

Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

THE FROST NATIONAL BANK, as a Lender

By:
Name:
Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

CITIBANK, N.A., as a Lender

By:

Name:

Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

CREDIT SUISSE, Cayman Islands Branch, as a Lender

By:

Name:

Title:

By:

Name:

Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

SUNTRUST BANK, as a Lender

By:

Name:

Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

SOCIÉTÉ GÉNÉRALE, as a Lender

By:

Name:

Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:

Name:

Title:

By:

Name:

Title:

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Signature Page

SCHEDULE 2.01
APPLICABLE PERCENTAGES AND INITIAL COMMITMENTS

		Applicable	Initial
Lender	Title	Percentage	Commitment
JPMorgan Chase Bank , N.A.	Administrative Agent	5.6250000%	$50,600,000

Bank of America, N.A.	Documentation Agent	5.6250000%	$50,600,000

Fortis Capital Corp.	Documentation Agent	5.6250000%	$50,600,000

Calyon New York Branch	Syndicated Agent	5.6250000%	$50,600,000

BMO Capital Markets Financing, Inc., (f/k/a Harris Nesbitt Financing, Inc.)	Syndication Agent	5.6250000%	$50,600,000

Union Bank of California, N.A.	Co-Agent	5.0000000%	$45,000,000

Bank of Scotland	Agent	5.6250000%	$50,600,000

Wachovia Bank, National Association	Co-Agent	4.3750000%	$39,400,000

Citibank, N.A.	Co-Agent	4.3750000%	$39,400,000

Comerica Bank	Co-Agent	5.0000000%	$45,000,000

Compass Bank		3.1250000%	$28,100,000

Credit Suisse, Cayman Islands Branch		3.7500000%	$33,800,000

Deutsche Bank Trust Company Americas	Co-Agent	4.3750000%	$39,400,000

Key Bank	Co-Agent	4.3750000%	$39,400,000

Natexis Banques Populaires	Co-Agent	4.3750000%	$39,400,000

The Bank of Nova Scotia	Co-Agent	5.0000000%	$45,000,000

Société Générale		4.3750000%	$39,400,000

Suntrust Bank		4.3750000%	$39,400,000

The Frost National Bank		3.1250000%	$28,100,000

Amegy Bank N.A. (f/k/a Southwest Bank of Texas N.A.)		3.1250000%	$28,100,000

US Bank, National Association		4.3750000%	$39,400,000

Capital One, N.A. (f/k/a Hibernia National Bank)		3.1250000%	$28,100,000

TOTAL		100.00000%	$900,000,000

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
Schedule 2.01